                                  SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant  [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement            [_] Confidential, For Use of the
                                               Commission Only (as permitted
                                               by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[_] Definitive Additional Materials
[_] Soliciting Material Pursuant to
    Rule 14a-11(c) or Rule 14a-12

                           Commission File No. 0-20845

                       BIG BUCK BREWERY & STEAKHOUSE, INC.
                (Name of Registrant as Specified In Its Charter)


    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies:

       -----------------------------------------------------------
    2) Aggregate number of securities to which transaction applies:

       -----------------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

       -----------------------------------------------------------
    4) Proposed maximum aggregate value of transaction:

       -----------------------------------------------------------
    5) Total fee paid:

       -----------------------------------------------------------

[_] Fee paid previously with preliminary materials:

[_] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1) Amount Previously Paid:
    2) Form, Schedule or Registration Statement No.:
    3) Filing Party:
    4) Date Filed:

                       BIG BUCK BREWERY & STEAKHOUSE, INC.
                           550 SOUTH WISCONSIN STREET
                             GAYLORD, MICHIGAN 49735



                                October 26, 1999




Dear Shareholder:

         I am pleased to invite you to attend the 1999 Annual Meeting of Shareholders of Big Buck Brewery & Steakhouse, Inc., to be held at Big Buck Brewery & Steakhouse, 550 South Wisconsin Street, Gaylord, Michigan, on November 17, 1999, at 9:00 a.m. local time.

         At the Annual Meeting you will be asked to vote for the election of directors and to approve our 1999 Employee Stock Purchase Plan. The accompanying material contains the Notice of Annual Meeting, the Proxy Statement, which includes information about the matters to be acted upon at the Annual Meeting, and the related proxy card.

         I hope you will be able to attend the Annual Meeting. Whether or not you are able to attend in person, I urge you to sign and date the enclosed proxy and return it promptly in the enclosed envelope. If you do attend in person, you may withdraw your proxy and vote personally on any matters brought properly before the Annual Meeting.

                                        Sincerely,

                                        BIG BUCK BREWERY& STEAKHOUSE, INC.



                                        /s/ William F. Rolinski

                                        William F. Rolinski
                                        President and Chief Executive Officer

                       BIG BUCK BREWERY & STEAKHOUSE, INC.
                           550 SOUTH WISCONSIN STREET
                             GAYLORD, MICHIGAN 49735

                              --------------------

                                     NOTICE
                                       OF
                         ANNUAL MEETING OF SHAREHOLDERS
                                   TO BE HELD
                                NOVEMBER 17, 1999

                              ---------------------


         NOTICE IS HEREBY GIVEN that the 1999 Annual Meeting of Shareholders of Big Buck Brewery & Steakhouse, Inc., a Michigan corporation, will be held at Big Buck Brewery & Steakhouse, 550 South Wisconsin Street, Gaylord, Michigan, on November 17, 1999, at 9:00 a.m. local time, for the following purposes, as more fully described in the accompanying Proxy Statement:

         1. To elect five directors for the ensuing year and until their successors shall be elected and duly qualified;

         2. To consider and vote upon adoption of Big Buck's 1999 Employee Stock Purchase Plan; and

         3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

         Only shareholders of record at the close of business on October 19, 1999, are entitled to notice of, and to vote at, the Annual Meeting. Whether or not you expect to attend the Annual Meeting in person, please mark, date and sign the enclosed proxy exactly as your name appears thereon and promptly return it in the envelope provided, which requires no postage if mailed in the United States. Proxies may be revoked at any time before they are exercised and, if you attend the Annual Meeting in person, you may withdraw your proxy and vote personally on any matter brought properly before the Annual Meeting.

                                         Sincerely,

                                         BIG BUCK BREWERY & STEAKHOUSE, INC.



                                         /s/ William F. Rolinski

                                         William F. Rolinski
                                         President and Chief Executive Officer

Gaylord, Michigan
October 26, 1999

                       BIG BUCK BREWERY & STEAKHOUSE, INC.
                           550 SOUTH WISCONSIN STREET
                             GAYLORD, MICHIGAN 49735

                              --------------------

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                                   TO BE HELD
                                NOVEMBER 17, 1999

                              ---------------------


                 INFORMATION CONCERNING SOLICITATION AND VOTING

General

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Big Buck Brewery & Steakhouse, Inc. for use at the 1999 Annual Meeting of Shareholders to be held at Big Buck Brewery & Steakhouse, 550 South Wisconsin Street, Gaylord, Michigan on November 17, 1999, at 9:00 a.m. local time, or at any adjournment or postponement thereof. All shares of Common Stock represented by properly executed and returned proxies, unless such proxies have previously been revoked, will be voted at the Annual Meeting and, where the manner of voting is specified on the proxy, will be voted in accordance with such specifications. Shares represented by properly executed and returned proxies on which no specification has been made will be voted for the election of the nominees for director named herein and for the proposal to approve Big Buck's 1999 Employee Stock Purchase Plan. If any other matters are properly presented at the Annual Meeting for action, including a question of adjourning or postponing the Annual Meeting from time to time, the persons named in the proxies and acting thereunder will have discretion to vote on such matters in accordance with their best judgment.

         The Notice of Annual Meeting, this Proxy Statement and the related proxy card are first being mailed to shareholders of Big Buck on or about October 26, 1999.

Record Date and Outstanding Common Stock

         The Board has fixed the close of business on October 19, 1999, as the Record Date for determining the holders of Big Buck's outstanding voting shares entitled to notice of, and to vote at, the Annual Meeting. On that date, there were 5,405,481 shares of Common Stock issued, outstanding and entitled to vote.

Revocability of Proxies

         Any shareholder who executes and returns a proxy may revoke it at any time before it is voted. Any shareholder who wishes to revoke a proxy can do so by (a) executing a later-dated proxy relating to the same shares and delivering it to the Secretary of Big Buck prior to the vote at the Annual Meeting, (b) filing a written notice of revocation bearing a later date than the proxy with the Secretary of Big Buck prior to the vote at the Annual Meeting, or (c) appearing in person at the Annual Meeting, filing a written notice of revocation and voting in person the shares to which the proxy relates. Any written notice or subsequent proxy should be delivered to Big Buck Brewery & Steakhouse, Inc., 550 South Wisconsin Street, Gaylord, Michigan 49735, Attention: Deborah Y. Peters, or hand-delivered to Ms. Peters prior to the vote at the Annual Meeting.

Voting and Solicitation

         Each shareholder is entitled to one vote, exercisable in person or by proxy, for each share of Common Stock held of record on the Record Date. Shareholders do not have the right to cumulate votes in the election of directors.

         Expenses incurred in connection with the solicitation of proxies will be paid by Big Buck. The proxies are being solicited principally by mail. In addition, directors, officers and regular employees of Big Buck may solicit proxies personally or by telephone, for which they will receive no consideration other than their regular compensation. Big Buck will also request brokerage houses, nominees, custodians and fiduciaries to forward soliciting material to the beneficial owners of shares of Common Stock held as of the Record Date and will reimburse such persons for their reasonable expenses so incurred.

Quorum; Abstentions; Broker Non-Votes

         The presence, in person or by proxy, of the holders of at least of a majority of the shares of Common Stock outstanding and entitled to vote is necessary to constitute a quorum for the transaction of business at the Annual Meeting. All votes will be tabulated by the inspector of election for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

         If a properly executed proxy is returned and the shareholder has abstained from voting on any matter, the shares represented by such proxy will be considered present at the Annual Meeting for purposes of determining a quorum and for purposes of calculating the vote, but will not be considered to have been voted in favor of such matter.

         If a properly executed proxy is returned by a broker holding shares in street name which indicates that the broker does not have discretionary authority as to certain shares to vote on one or more matters, such shares will be considered present at the Annual Meeting for purposes of determining a quorum, but will not be considered to be represented at the Annual Meeting for purposes of calculating the vote with respect to such matter.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information known to Big Buck regarding beneficial ownership of its Common Stock as of October 1, 1999, by (a) each person who is known to Big Buck to own beneficially more than five percent of the Common Stock, (b) each director, (c) each Named Executive Officer (as defined below), and (d) all executive officers and directors as a group. Unless otherwise noted, each person identified below possesses sole voting and investment power with respect to such shares. Except as otherwise noted below, Big Buck knows of no agreements among its shareholders which relate to voting or investment power with respect to its Common Stock.


                                                                                        Shares        Percent
                                                                                     Beneficially        of
Name and Address of Beneficial Owner(1)                                                Owned(1)        Class
--------------------------------------------------------------------------------     ------------     -------
William F. Rolinski(2)..........................................................        908,108         16.6%
Perkins Capital Management, Inc.(3).............................................        872,500         14.8%
     730 East Lake Street
     Wayzata, Minnesota 55391
Casimer I. Zaremba(4)(5)........................................................        690,007         12.7%
Blair A. Murphy, D.O.(4)........................................................        650,007         12.0%
The Perkins Opportunity Fund(6).................................................        600,000         10.5%
     730 East Lake Street
     Wayzata, Minnesota 55391
FMR Corp.(7)....................................................................        522,500          9.7%
     82 Devonshire Street
     Boston, Massachusetts 02109
Henry T. Siwecki(4)(8)..........................................................        151,989          2.8%
Gary J. Hewett(9)...............................................................        130,000          2.3%
Anthony P. Dombrowski(10).......................................................         81,500          1.5%
Patrick M. Sidders(11)..........................................................         19,000          *
All Executive Officers and Directors as a Group (7 persons)(12).................      2,630,611         45.8%

---------------
*Represents less than one percent.

(1) Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to securities. Securities "beneficially owned" by a person may include securities owned by or for, among others, the spouse, children or certain other relatives of such person as well as other securities as to which the person has or shares voting or investment power or has the option or right to acquire Common Stock within 60 days. The number of shares beneficially owned includes shares issuable pursuant to warrants and stock options that are exercisable within 60 days of October 1, 1999. Unless otherwise indicated, the address for each listed shareholder is c/o Big Buck Brewery & Steakhouse, Inc., 550 South Wisconsin Street, Gaylord, Michigan 49735.

(2) Includes 67,500 shares of Common Stock subject to currently exercisable options.

(3) As set forth in Schedule 13G filed with the SEC by Perkins Capital Management, Inc. ("PCM") and The Perkins Opportunity Fund ("POF") on February 4, 1999. Includes (a) 177,500 shares of Common Stock owned by the clients of PCM, (b) 195,000 shares of Common Stock subject to currently exercisable warrants owned by the clients of PCM, (c) 200,000 shares of Common Stock owned by POF, and (d) 300,000 shares of Common Stock subject to currently exercisable warrants owned by POF. PCM has
         (a) sole power to vote 262,000 shares of Common Stock, including 200,000 shares of Common Stock owned by POF, and (b) sole power to dispose of 872,500 shares of Common Stock, including 200,000 shares of Common Stock owned by

         POF and 300,000 shares of Common Stock subject to currently exercisable warrants owned by POF. PCM disclaims beneficial ownership of the securities owned by POF.

(4) Includes 15,000 shares of Common Stock subject to currently exercisable options.

(5) Beneficial ownership of 450,005 of these shares is shared with Walter Zaremba, Casimer Zaremba's brother.

(6) As set forth in Schedule 13G filed with the SEC by PCM and POF on February 4, 1999. Includes 300,000 shares of Common Stock subject to currently exercisable warrants. Ownership of ten percent or more of the outstanding stock of Big Buck requires the prior approval of the Michigan Liquor Control Commission. As a result, the warrants held by POF cannot be exercised in their entirety without such approval.

(7) As set forth in Schedule 13G filed with the SEC by FMR Corp. on February 11, 1999. Fidelity Management & Research Company, a wholly-owned subsidiary of FMR Corp. and an investment adviser registered under the Investment Advisers Act of 1940, is the beneficial owner of 522,500 shares as a result of acting as investment adviser to various investment companies registered under the Investment Company Act of 1940. The ownership of one investment company, Fidelity Capital Appreciation Fund, amounted to 522,500 shares. Edward C. Johnson 3d, FMR Corp., through its control of Fidelity, and the funds each has sole power to dispose of the 522,500 shares owned by the funds. Neither FMR Corp. nor Edward C. Johnson 3d, Chairman of FMR Corp., has the sole power to vote or direct the voting of the shares owned directly by the Fidelity Funds, which power resides with the funds' Boards of Trustees. Fidelity carries out the voting of the shares under written guidelines established by the funds' Boards of Trustees. Members of the Edward C. Johnson 3d family and trusts for their benefit are the predominant owners of Class B shares of common stock of FMR Corp., representing approximately 49% of the voting power of FMR Corp. Mr. Johnson 3d owns 12.0% and Abigail P. Johnson owns 24.5% of the aggregate outstanding voting stock of FMR Corp. Mr. Johnson 3d is Chairman of FMR Corp. and Ms. Johnson is a Director of FMR Corp. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Accordingly, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR Corp.

(8) Includes 6,000 shares of Common Stock subject to currently exercisable warrants.

(9) Represents shares of Common Stock subject to currently exercisable options.

(10) Includes 75,500 shares of Common Stock subject to currently exercisable options.

(11)     Includes (a) 1,000 shares of Common Stock owned by Mr. Sidders' spouse,
         (b) 2,000 shares of Common Stock which Mr. Sidders and his spouse own jointly, (c) 10,000 shares of Common Stock subject to currently exercisable warrants owned by Mr. Sidders, (d) 1,000 shares of Common Stock subject to currently exercisable warrants owned by Mr. Sidders' spouse, and (e) 2,000 shares of Common Stock subject to currently exercisable warrants which Mr. Sidders and his spouse own jointly.

(12) Includes 318,000 shares of Common Stock subject to currently exercisable options and 19,000 shares of Common Stock subject to currently exercisable warrants.

                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

Nominees

         Five persons have been nominated for election as directors at the Annual Meeting, all of whom currently serve as directors of Big Buck. Directors of Big Buck are elected annually, by a plurality of the votes cast, to serve until the next Annual Meeting and until their successors are elected and duly qualified. There are no family relationships between any director or officer.

         It is intended that votes will be cast pursuant to the enclosed proxy for the election of the nominees listed in the table below, except for those proxies which withhold such authority. Shareholders do not have cumulative voting rights with respect to the election of directors, and proxies cannot be voted for a greater number of directors than the number of nominees. In the event that any of the nominees shall be unable or unwilling to serve as a director, it is intended that the proxy will be voted for the election of such other person or persons as the remaining directors may recommend in the place of such nominee. Big Buck has no reason to believe that any of the nominees will not be candidates or will be unable to serve.

Vote Required

         The five nominees receiving the highest number of affirmative votes of the shares entitled to vote at the Annual Meeting shall be elected to the Board of Directors. An abstention will have the same effect as a vote withheld for the election of directors and a broker non-vote will not be treated as voting in person or by proxy on the proposal. Set forth below is certain information concerning the nominees for the Board of Directors. The Board of Directors recommends that shareholders vote FOR the nominees listed below.


Name                           Age     Principal Occupation           Position With Big Buck          Director Since
---------------------------- --------  --------------------           ----------------------          --------------
William F. Rolinski.........    52     Chief Executive Officer,       Chief Executive Officer,              1993
                                       President and Chairman         President and Chairman
                                       of the Board of Big Buck       of the Board

Gary J. Hewett..............    37     Chief Operating Officer,       Chief Operating Officer,              1998
                                       Executive Vice President       Executive Vice President
                                       and Director of Big Buck       and Director

Blair A. Murphy, D.O........    45     Self-Employed Physician        Director                              1993

Henry T. Siwecki............    55     Sole Owner and                 Director                              1995
                                       President of Siwecki
                                       Construction

Casimer I. Zaremba..........    78     Private Investor               Director                              1993


Business Experience

         William F. Rolinski is a founder of Big Buck and has been the Chief Executive Officer, President and Chairman of the Board since its formation in 1993. From 1987 to 1994, Mr. Rolinski was the founder, secretary and corporate counsel of Ward Lake Energy, Inc., an independent producer of natural gas in Michigan. While Mr. Rolinski was at Ward Lake, the company drilled and produced over 500 natural gas wells with combined reserves of over $200 million.

         Gary J. Hewett became the Chief Operating Officer and Executive Vice President of Big Buck in April 1996 and a director of Big Buck in December 1998. From June 1989 to March 1996, he served in various capacities at Hooters of America, Inc., a national restaurant chain, including Vice President of Franchise Operations where he was responsible for the operational support of 84 franchised restaurants and Vice President of Company Operations where he was responsible for the operation of 28 company-owned restaurants. Mr. Hewett's responsibilities at Hooters included supervision of site selection, restaurant design and layout, training and new restaurant openings. From 1986 to 1989, Mr. Hewett was employed by the Marriott Corporation as a restaurant general manager.

         Blair A. Murphy, D.O. is a founder of Big Buck and has been a director since its formation in 1993. Dr. Murphy has been a urological surgeon since 1990 and is presently a self-employed physician.

         Henry T. Siwecki has been a director since August 1995. For more than the last five years, Mr. Siwecki has been the sole owner and President of Siwecki Construction, Inc., a commercial and residential contractor.

         Casimer I. Zaremba is a founder of Big Buck and has been a director since its formation in 1993. Mr. Zaremba has been a private investor for more than the past five years.

Board Meetings and Committees

         The Board of Directors held six meetings during the fiscal year ended January 3, 1999 ("1998"). Each of the incumbent directors attended all of the meetings held, except that Mr. Zaremba attended four of such meetings. The Board of Directors has established Audit and Compensation Committees, both of which consist of only non-employee directors.

         The Audit Committee, which consisted of Messrs. Murphy, Siwecki and Zaremba during 1998, is responsible for recommending independent public accountants, reviewing with the independent public accountants the scope and results of the audit engagement, establishing and monitoring Big Buck's financial policies and control procedures, reviewing and monitoring the provision of non-audit services by Big Buck's independent public accountants and reviewing all potential conflict of interest situations. The Audit Committee did not meet during 1998.

         The Compensation Committee, which consisted of Messrs. Murphy, Siwecki and Zaremba during 1998, determines and establishes the salaries, bonuses and other compensation of the executive officers of Big Buck. The Compensation Committee held one meeting during 1998 and such meeting was attended by all committee members.

Director Compensation

         Big Buck's non-employee directors receive options pursuant to the 1996 Director Stock Option Plan (the "Director Plan"). Management members of the Board receive no compensation as Board members. Board members are paid their expenses, if any, which are incurred solely to participate in meetings of the Board or Board committees.

         During 1998, Big Buck granted an option, under the Director Plan, for the purchase of 5,000 shares of Common Stock to each non-employee director and automatically grants such options annually for each year of continued service on the Board of Directors. Each option is granted at fair market value on the date of grant, vests one year after the date of grant and expires ten years after the date of grant.

                             EXECUTIVE COMPENSATION

         The following table sets forth information with respect to compensation paid by Big Buck to the Chief Executive Officer and the other highest paid executive officers (the "Named Executive Officers") during 1998, 1997 and 1996.

                               SUMMARY COMPENSATION TABLE

                                                      Annual        Long-Term Compensation
                                                  Compensation             Awards
                                              --------------------  ----------------------
                                                                         Securities
     Name and Principal Position                 Year      Salary     Underlying Options
----------------------------------------      ---------   --------  ----------------------
William F. Rolinski ....................       1998       $151,586         30,000
  Chief Executive Officer, President and       1997       $167,308         75,000
  Chairman of the Board                        1996       $134,038              -

Gary J. Hewett .........................       1998       $130,845         25,000
  Chief Operating Officer, Executive           1997       $152,061        125,000
  Vice President and Director                  1996(1)    $101,445         55,000

Anthony P. Dombrowski ..................       1998       $ 92,885         20,000
  Chief Financial Officer and                  1997       $102,615         60,000
  Treasurer                                    1996(2)    $112,516         33,000

----------------------
(1) Mr. Hewett became an employee of Big Buck on April 1, 1996. The amount reported for 1996 reflects less than a full year's compensation.
(2) Mr. Dombrowski became an employee of Big Buck on May 1, 1996. From January 1996 through April 1996, Mr. Dombrowski served as a consultant to Big Buck. The amount reported for 1996 reflects compensation paid to Mr. Dombrowski for services rendered as a consultant and as an employee.

         The following table sets forth each grant of stock options during 1998 to the Named Executive Officers. No stock appreciation rights were granted during 1998.

                        OPTION GRANTS IN LAST FISCAL YEAR

                                     Number of
                                     Securities       Percent of Total
                                     Underlying        Options Granted        Exercise or
                                      Options          to Employees in         Base Price           Expiration
             Name                    Granted(1)          Fiscal Year          ($/share)(2)            Date
------------------------------- ------------------- -------------------- -------------------- --------------------
William F. Rolinski ..........         30,000                27.3%               $3.00               12/28/08

Gary J. Hewett ...............         25,000                22.7%               $3.00               12/28/08

Anthony P. Dombrowski ........         20,000                18.2%               $3.00               12/28/08

----------------------
(1) These options became exercisable immediately upon grant. (2) Fair market value per share on the date of grant.

         The following table sets forth information concerning the unexercised options held by the Named Executive Officers as of the end of 1998. No options were exercised by the Named Executive Officers in 1998. No stock appreciation rights were exercised by the Named Executive Officers in 1998 or were outstanding at the end of that year.

               AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                          FISCAL YEAR END OPTION VALUES

                                                   Number of Securities             Value of Unexercised
                                                 Underlying Unexercised            In-the-Money Options
                                                   Options at FY-End                     at FY-End
                                              ----------------------------    ----------------------------
               Name                           Exercisable    Unexercisable    Exercisable    Unexercisable
-------------------------------------         -----------    -------------    -----------    -------------
William F. Rolinski ................              48,750         56,250          $7,500            $0

Gary J. Hewett .....................              86,250        118,750          $7,500            $0

Anthony P. Dombrowski ..............              53,000         60,000          $5,750            $0

-----------------------
(1) Market value of underlying securities at fiscal year end minus the exercise price.

Employment Contracts, Termination of Employment and Change-in-Control
Arrangements

         Gary J. Hewett, Chief Operating Officer, Executive Vice President and a director of Big Buck, is entitled to six months' salary upon termination of employment, unless such termination is for cause. Based on Mr. Hewett's 1998 compensation, he would be entitled to approximately $65,423 upon termination of employment without cause. To date, Big Buck has not entered into any agreements providing for the continued employment of its personnel.

                                 PROPOSAL NO. 2
                  ADOPTION OF 1999 EMPLOYEE STOCK PURCHASE PLAN

Proposed Plan

         The Board of Directors has approved and adopted, subject to shareholder approval, the 1999 Employee Stock Purchase Plan (the "Purchase Plan"), which provides employees of Big Buck and any future designated subsidiaries, with the opportunity to purchase Big Buck Common Stock through payroll deductions. A total of 200,000 shares of Common Stock is reserved for issuance under the Purchase Plan, a copy of which is attached to this Proxy Statement as Exhibit A. No awards under the Purchase Plan have been made. It is the intention of Big Buck to have the Purchase Plan qualify as an "Employee Stock Purchase Plan" under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). The provisions of the Purchase Plan shall, accordingly, be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code. The Board believes the Purchase Plan will advance the interests of Big Buck and its shareholders by increasing the proprietary interests of employees in Big Buck's long-term success and more closely aligning the interests of employees with Big Buck's shareholders.

         The Purchase Plan is administered by a committee appointed by the Board. Offerings under the Purchase Plan have a duration of 18 months and commence on January 1 and July 1 of each year.

         Any employee who is customarily employed for at least 20 hours per week and for more than five months per calendar year by Big Buck or any future designated subsidiary is eligible to participate in offerings under the Purchase Plan. As of October 1, 1999, Big Buck had approximately 255 employees who would be eligible to participate in the Purchase Plan. Employees become participants under the Purchase Plan by delivering to Big

Buck an enrollment form authorizing payroll deductions within the specified period of time prior to the commencement of each offering period. No employee is permitted to purchase shares under the Purchase Plan if such employee owns 5% or more of the total combined voting power or value of all classes of shares of stock of Big Buck or any of its future designated subsidiaries (including shares which may be purchased under the Purchase Plan or pursuant to any other options). In addition, no employee is entitled to purchase more than $25,000 worth of shares (based on upon the fair market value of the shares at the time the option is granted) in any calendar year.

         The price at which shares are sold under the Purchase Plan is the lesser of (a) 85% of the fair market value of a share of Common Stock on the last trading day in the relevant accumulation period, or (b) 85% of the fair market value of a share of Common Stock on the last trading day before commencement of the applicable offering period. The purchase price of the shares is accumulated by payroll deductions over each offering period. The deductions may not be greater than 15% of a participant's compensation, defined to include all taxable earnings. All payroll deductions of a participant are credited to his or her account under the Purchase Plan and such funds may be used for any corporate purpose.

         By executing an enrollment form to participate in the Purchase Plan, the employee is permitted to have shares placed under option to him or her. At the beginning of an offering period, each participant is granted an option to purchase up to a number of shares of Big Buck's Common Stock determined by dividing the participant's payroll deductions to be accumulated during the offering period by the anticipated purchase price. Unless the participant's participation is discontinued, his or her option for the purchase of shares will be exercised automatically at the end of the offering period at the applicable purchase price. To the extent a participant's payroll deductions exceed the amount required to purchase the shares subject to option, the excess amount will be returned to the participant.

         A participant may terminate his or her interest in a given offering by withdrawing all, but not less than all, of the accumulated payroll deductions credited to such participant's account at any time prior to the end of the offering period by giving prior written notice to Big Buck. The withdrawal of accumulated payroll deductions automatically terminates the participant's interest in that offering. As soon as practicable after such withdrawal, the payroll deductions credited to a participant's account are returned to the participant without interest. A participant's withdrawal from an offering does not have any effect upon such participant's eligibility to participate in subsequent offerings under the Purchase Plan.

         Termination of a participant's employment for any reason, including retirement or death or the failure to remain in the continuous employ of Big Buck for at least 20 hours per week (except for certain leaves of absence), cancels his or her participation in the Purchase Plan immediately. In such event, the payroll deductions credited to the participant's account will be returned to the participant, or in the case of death, to the participant's designated beneficiary or, if none, to the participant's estate, without interest. No rights or accumulated payroll deductions of a participant under the Purchase Plan may be pledged, assigned or transferred for any reason and any such attempt may be treated by Big Buck as an election to withdraw from the Purchase Plan.

         The Board of Directors of Big Buck may amend, suspend or terminate the Purchase Plan at any time and without notice. Except as to anti-dilution adjustments, any increase in the number of shares to be issued under the Purchase Plan shall be subject to approval by a vote of Big Buck's shareholders. In addition, any other amendment of the Purchase Plan is subject to approval by a vote of Big Buck's shareholders to the extent required by applicable law or regulation.

Tax Information

         The Purchase Plan and the right of participants to make purchases thereunder are intended to qualify under the provisions of Section 421 and 423 of the Code. Under these provisions, no income will be taxable to a participant at the time of grant of the option or purchase of shares. A participant may become liable for tax upon disposition of the shares acquired, as summarized below.

         1. If the shares are sold or disposed of (including by way of gift) at least two years after the date of the beginning of the offering period (the "date of option grant") and at least one year after the date of the end of the offering period (the "date of option exercise"), the lesser of (a) the excess of the fair market value of the shares at the time of such disposition over the purchase price of the shares subject to the option (the "option price") or (b) the excess of the fair market value of the shares at the time the option was granted over an amount equal to what the option price would have been if it had been computed as of the date of option grant, will be treated as ordinary income to the participant. Any further gain upon such disposition will be treated as long-term capital gain. If the shares are sold and the sales price is less than the option price, there is no ordinary income and the participant has a capital loss for the difference. Under current law, capital gain is fully included in gross income. Under current law, capital losses are allowed in full against capital gains plus $3,000 of other income.

         2. If the shares are sold or disposed of (including by way of gift) before the expiration of the holding periods described above, the excess of the fair market value of the shares on the date of option exercise over the option price will be treated as ordinary income to the participant. This excess will constitute ordinary income in the year of sale or other disposition even if no gain is realized on the sale or a gratuitous transfer of the shares is made. The balance of any gain will be treated as capital gain and will be treated as long-term capital gain if the shares have been held more than one year. Even if the shares are sold for less than their fair market value on the date of option exercise, the same amount of ordinary income is attributed to a participant and a capital loss is recognized equal to the difference between the sales price and the value of the shares on such date of option exercise.

         Big Buck is entitled to a deduction for amounts taxed as ordinary income to a participant only to the extent that ordinary income is reported upon disposition of shares by the participant before the expiration of the holding periods described above. The foregoing summary of the effect of federal income taxation upon the participant and Big Buck with respect to the shares purchased under the Purchase Plan does not purport to be complete. Reference should be made to the applicable provisions of the Code.

Required Vote

         The Board of Directors recommends a vote FOR approval of the Purchase Plan. Approval of the Purchase Plan requires the affirmative vote of the holders of a majority of the shares of Common Stock represented at the Annual Meeting.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Big Buck has entered into a loan agreement with NBD Bank for three separate loan facilities which aggregate $3.0 million. Messrs. Rolinski, Murphy and Zaremba, each a director of Big Buck, have personally guaranteed repayment of all amounts under this loan agreement. Messrs. Rolinski, Murphy and Zaremba do not intend to personally guarantee future obligations of Big Buck.

         All future transactions between Big Buck and its officers, directors and principal shareholders and their affiliates will be approved by a majority of the Board, including a majority of the independent and disinterested non-employee directors, and will be on terms no less favorable to Big Buck than could be obtained from unaffiliated third parties.

                            SECTION 16(a) BENEFICIAL
                         OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires Big Buck's officers, directors and persons who own more than 10% of a registered class of Big Buck's equity securities to file reports of ownership and changes in ownership with the SEC. Such officers, directors and shareholders are required by the SEC to furnish Big Buck with copies of all such reports. To Big Buck's knowledge, based solely on a review of copies of reports filed with the SEC during 1998, all applicable Section 16(a) filing requirements were met, except that three reports on Form 5 setting forth the January 1, 1997, automatic grant of stock options for 5,000 shares pursuant to the Director Plan to each of Blair A. Murphy, D.O., Henry T. Siwecki and Casimer I. Zaremba, Big Buck's non-employee directors, were not filed on a timely basis.

                              SHAREHOLDER PROPOSALS
                           FOR THE 2000 ANNUAL MEETING

         If a shareholder of Big Buck wishes to present a proposal for consideration for inclusion in the proxy materials for the 2000 Annual Meeting of Shareholders, the proposal must be sent by certified mail, return receipt requested, and must be received at the executive offices of Big Buck, 550 South Wisconsin Street, Gaylord, Michigan 49735, Attn: Secretary, no later than June 28, 2000. All proposals must conform to the rules and regulations of the SEC. Under SEC rules, if a shareholder notifies Big Buck of his or her intent to present a proposal for consideration at the 2000 Annual Meeting of Shareholders after September 11, 2000, Big Buck, acting through the persons named as proxies in the proxy materials for such meeting, may exercise discretionary authority with respect to such proposal without including information regarding such proposal in its proxy materials.

                          ANNUAL REPORT ON FORM 10-KSB

         A copy of Big Buck's Annual Report on Form 10-KSB for the fiscal year ended January 3, 1999, as filed with the SEC, including the financial statements and financial statement schedules thereto, accompanies this Notice of Annual Meeting, Proxy Statement and the related proxy card. Big Buck will furnish to any person whose proxy is being solicited any exhibit described in the exhibit index accompanying the Form 10-KSB, upon the payment, in advance, of fees based on Big Buck's reasonable expenses in furnishing such exhibit. Requests for copies of exhibits should be directed to Deborah Y. Peters, Secretary, at Big Buck's principal address.

                                           Sincerely,

                                           BIG BUCK BREWERY & STEAKHOUSE, INC.



                                           /s/ William F. Rolinski

                                           William F. Rolinski
                                           President and Chief Executive Officer

Gaylord, Michigan
October 26, 1999

                                    EXHIBIT A

                       BIG BUCK BREWERY & STEAKHOUSE, INC.

                        1999 EMPLOYEE STOCK PURCHASE PLAN


SECTION 1.        PURPOSE OF THE PLAN

The Plan was adopted by the Board on October 18, 1999, effective as of January 1, 2000. The purpose of the Plan is to provide Eligible Employees with an opportunity to increase their proprietary interest in the success of the Company by purchasing Stock from the Company on favorable terms and to pay for such purchases through payroll deductions. The Plan is intended to qualify under section 423 of the Code.

SECTION 2.        ADMINISTRATION OF THE PLAN.

     a. Committee Composition. The Plan shall be administered by the Committee. The Committee shall consist exclusively of one or more directors of the Company, who shall be appointed by the Board.

     b. Committee Responsibilities. The Committee shall interpret the Plan and make all other policy decisions relating to the operation of the Plan. The Committee may adopt such rules, guidelines and forms as it deems appropriate to implement the Plan. The Committee's determinations under the Plan shall be final and binding on all persons.

     c. Plan Year. The Plan Year shall consist of a twelve month period commencing on July 1 and ending on June 30. Notwithstanding the foregoing, the first Plan Year shall commence on the effective date of the Plan and end on June 30, 2000.

SECTION 3.        ENROLLMENT AND PARTICIPATION.

     a. Offering Periods. While the Plan is in effect, two overlapping Offering Periods shall commence in each calendar year. The Offering Periods shall consist of the 18-month periods commencing on each January 1 and July 1.

     b. Accumulation Periods. While the Plan is in effect, two Accumulation Periods shall commence in each calendar year. The Accumulation Periods shall consist of the six-month periods commencing on each January 1 and July 1.

     c. Enrollment. Any individual who, on the day preceding the first day of an Offering Period, qualifies as an Eligible Employee may elect to become a Participant in the Plan for such Offering Period by executing the enrollment form prescribed for this purpose by the Committee. The enrollment form shall be filed with the Company at the prescribed location not later than ten (10) days prior to the commencement of such Offering Period, unless the individual becomes an employee of the Company within the ten (10) days prior to the commencement of the Offering Period in which case the form shall be filed as soon as reasonably practicable following the date on which the individual becomes an employee, but in no case later than the day prior to the commencement of the Offering Period. Notwithstanding the foregoing, the Committee may designate a date that is fewer than ten (10) days prior to the commencement of the first Offering Period under the Plan as the date by which enrollment forms must be filed with respect to the first Offering Period.

     d. Duration of Participation. Once enrolled in the Plan, a Participant shall continue to participate in the Plan until he or she ceases to be an Eligible Employee, withdraws from the Plan under Section 5(a) or reaches the end of the Accumulation Period in which his or her employee contributions were discontinued under Section 4(d) or 8(b). A Participant who discontinued employee contributions under Section 4(d) or withdrew from the Plan under Section 5(a) may again become a Participant, if he or she then is an Eligible Employee, by following the procedure described in Subsection (c) above. A Participant whose employee contributions were discontinued automatically under Section 8(b) shall automatically resume participation at the beginning of the earliest Accumulation Period ending in the next calendar year, if he or she then is an Eligible Employee.

     e. Applicable Offering Period. For purposes of calculating the Purchase Price under Section 7(b), the applicable Offering Period shall be determined as follows:

         i. Once a Participant is enrolled in the Plan for an Offering Period, such Offering Period shall continue to apply to him or her until the earliest of (A) the end of such Offering Period,
                  (B) the end of his or her participation under Subsection (d) above or (C) re-enrollment in a subsequent Offering Period under Paragraph (ii) below.

         ii. In the event that the Fair Market Value of the Stock on the last trading day before the commencement of the Offering Period in which the Participant is enrolled is higher than on the last trading day before the commencement of any subsequent Offering Period, the Participant shall automatically be re-enrolled for such subsequent Offering Period.

         iii. When a Participant reaches the end of an Offering Period but his or her participation is to continue, then such Participant shall automatically be re-enrolled for the Offering Period that commences immediately after the end of the prior Offering Period.

         iv. All outstanding Offering Periods and Accumulation Periods shall end five (5) days prior to the consummation of a merger or consolidation of the Company with or into another entity or of any other Change in Control, and shares shall be purchased at that time pursuant to Section 7 hereof. Any cash remaining in Participant Accounts after the purchase of shares shall be paid out to Participants.

SECTION 4.        EMPLOYEE CONTRIBUTIONS.

     a. Frequency of Payroll Deductions. A Participant may purchase shares of Stock under the Plan solely by means of payroll deductions. Payroll deductions shall occur on each payday during participation in the Plan and shall be determined based upon the Payroll Withholding Rate designated by the Participant pursuant to Subsection (b) below.

     b. Payroll Withholding Rate. An Eligible Employee shall designate on the enrollment form the portion of his or her Compensation that he or she elects to have withheld during a calendar year for the purchase of Stock (the "Payroll Withholding Rate"). Such portion shall be a whole percentage of the Eligible Employee's Compensation, but not less than 1% nor more than 15% of Compensation. In no event may an Eligible Employee contribute more than 15% of his or her Compensation during a calendar year for the purchase of shares of Stock under the Plan.

     c. Changing Withholding Rate. If a Participant wishes to change his or her Payroll Withholding Rate, he or she may do so by filing a new enrollment form with the Company at the prescribed location at any time. The new Payroll Withholding Rate shall be effective as soon as reasonably practicable after such form has been received by the Company. The new Payroll Withholding Rate shall be a whole percentage of the Eligible Employee's Compensation, but not less than 1% nor more than 15% of Compensation.

     d. Discontinuing Payroll Deductions. If a Participant wishes to discontinue employee contributions entirely, he or she may do so by filing a new enrollment form with the Company at the prescribed location at any time. Payroll withholding shall cease as soon as reasonably practicable after such form has been received by the Company. (In addition, employee contributions may be discontinued automatically pursuant to Section 8(b).) A Participant who has discontinued employee contributions may resume such contributions by filing a new enrollment form with the Company at the prescribed location. Payroll withholding shall resume as soon as reasonably practicable after such form has been received by the Company.

     e. Limit on Number of Elections. No Participant shall make more than two elections under Subsections (c) or (d) above during any Accumulation Period. Notwithstanding any provision to the contrary herein, a Participant may make up to three (3) elections under Subsections (c) and (d) during the first Accumulation Period.

SECTION 5.        WITHDRAWAL FROM THE PLAN.

     a. Withdrawal. A Participant may elect to withdraw from the Plan by filing the prescribed form with the Company at the prescribed location at any time before the last day of an Accumulation Period. As soon as reasonably practicable thereafter, payroll deductions shall cease and the entire amount credited to the Participant's Plan Account shall be refunded to him or her in cash, without interest. No partial withdrawals shall be permitted.

     b. Re-Enrollment After Withdrawal. A former Participant who has withdrawn from the Plan shall not be a Participant until he or she re-enrolls in the Plan under Section 3(c). Re-enrollment may be effective only at the commencement of an Offering Period.

SECTION  6.       CHANGE IN EMPLOYMENT STATUS.

     a. Termination of Employment. Termination of employment as an Eligible Employee for any reason, including death, shall be treated as an automatic withdrawal from the Plan under Section 5(a). (A transfer from one Participating Company to another shall not be treated as a termination of employment.)

     b. Leave of Absence. For purposes of the Plan, employment shall not be deemed to terminate when the Participant goes on a military leave, a sick leave or another bona fide leave of absence, if the leave was approved by the Company in writing. Employment, however, shall be deemed to terminate 90 days after the Participant goes on a leave, unless a contract or statute guarantees his or her right to return to work. Employment shall be deemed to terminate in any event when the approved leave ends, unless the Participant immediately returns to work.

     c. Death. In the event of the Participant's death, the amount credited to his or her Plan Account shall be paid to a beneficiary designated by him or her for this purpose on the prescribed form or, if none, to the Participant's estate. Such form shall be valid only if it was filed with the Company at the prescribed location before the Participant's death.

SECTION 7.        PLAN ACCOUNTS AND PURCHASE OF SHARES.

     a. Plan Accounts. The Company shall maintain a Plan Account on its books in the name of each Participant. Whenever an amount is deducted from the Participant's Compensation under the Plan, such amount shall be credited to the Participant's Plan Account. Amounts credited to Plan Accounts shall not be trust funds and may be commingled with the Company's general assets and applied to general corporate purposes. No interest shall be credited to Plan Accounts.

     b. Purchase Price. The Purchase Price for each share of Stock purchased at the close of an Accumulation Period shall be the lower of:

         i. 85% of the Fair Market Value of such share on the last trading day in such Accumulation Period; or

         ii. 85% of the Fair Market Value of such share on the last trading day before the commencement of the applicable Offering Period (as determined under Section 3(e)).

     c. Number of Shares Purchased. As of the last day of each Accumulation Period, each Participant shall be deemed to have elected to purchase the number of shares of Stock calculated in accordance with this Subsection (c), unless the Participant has previously elected to withdraw from the Plan in accordance with Section 5(a). The amount then in the Participant's Plan Account shall be divided by the Purchase Price, and the number of shares that results shall be purchased from the Company with the funds in the Participant's Plan Account. Any fractional share, as calculated under this Subsection (c), shall be rounded down to the next lower whole share.

     d. Available Shares Insufficient. In the event that the aggregate number of shares that all Participants elect to purchase during an Accumulation Period exceeds the maximum number of shares remaining available for issuance under Section 13(a), then the number of shares to which each Participant is entitled shall be determined by multiplying the number of shares available for issuance by a fraction, the numerator of which is the number of shares that such Participant has elected to purchase and the denominator of which is the number of shares that all Participants have elected to purchase.

     e. Issuance of Stock. Certificates representing the shares of Stock purchased by a Participant under the Plan shall be issued to him or her as soon as reasonably practicable after the close of the applicable Accumulation Period, except that the Committee may determine that such shares shall be held for each Participant's benefit by a broker designated by the Committee (unless the Participant has elected that certificates be issued to him or her). Shares may be registered in the names of the Participant or jointly in the name of the Participant and his or her spouse as joint tenants with right of survivorship or as community property.

     f. Unused Cash Balances. An amount remaining in the Participant's Plan Account that represents the Purchase Price for any fractional share shall be carried over in the Participant's Plan Account to the next Accumulation Period. Any amount remaining in the Participant's Plan Account that represents the Purchase Price for whole shares that could not be purchased by reason of Subsection 4(b), Subsection (c) above,
         Section 8(b) or Section 13(a) shall be refunded to the Participant in cash, without interest.

     g. Shareholder Approval. Any other provision of the Plan notwithstanding, no shares of Stock shall be purchased under the Plan unless and until the Company's shareholders have approved the adoption of the Plan.

SECTION 8.        LIMITATIONS ON STOCK OWNERSHIP.

     a. Five Percent Limit. Any other provision of the Plan notwithstanding, no Participant shall be granted a right to purchase Stock under the Plan if such Participant, immediately after his or her election to purchase such Stock, would own stock possessing more than 5% of the total combined voting power or value of all classes of stock of the Company or any parent or Subsidiary of the Company. For purposes of this Subsection (a), the following rules shall apply:

         i. Ownership of stock shall be determined after applying the attribution rules of section 424(d) of the Code; and

         ii. Each Participant shall be deemed to own any stock that he or she has a right or option to purchase under this or any other plan.

     b. Dollar Limit. Any other provision of the Plan notwithstanding, no Participant shall purchase Stock with a Fair Market Value in excess of the following limit:

         i. In the case of Stock purchased during an Offering Period that commenced in the current calendar year, the limit shall be equal to (A) $25,000 minus (B) the Fair Market Value of the Stock that the Participant previously purchased in the current calendar year (under this Plan and all other employee stock purchase plans of the Company or any parent or Subsidiary of the Company).

         ii. In the case of Stock purchased during an Offering Period that commenced in the immediately preceding calendar year, the limit shall be equal to (A) $50,000 minus (B) the Fair Market Value of the Stock that the Participant previously purchased (under this Plan and all other employee stock purchase plans of the Company or any parent or Subsidiary of the Company) in the current calendar year and in the immediately preceding calendar year.

         iii. In the case of Stock purchased during an Offering Period that commenced in the second preceding calendar year, the limit shall be equal to (A) $75,000 minus (B) the Fair Market Value of the Stock that the Participant previously purchased (under this Plan and all other employee stock purchase plans of the Company or any parent or Subsidiary of the Company) in the current calendar year and in the two preceding calendar years.

For purposes of this Subsection (b), the Fair Market Value of Stock shall be determined in each case as of the beginning of the Offering Period in which such Stock is purchased. Employee stock purchase plans not described in section 423 of the Code shall be disregarded. If a Participant is precluded by this Subsection (b) from purchasing additional Stock under the Plan, then his or her employee contributions shall automatically be discontinued and shall resume at the beginning of the earliest Accumulation Period ending in the next calendar year (if he or she then is an Eligible Employee).

SECTION 9.        RIGHTS NOT TRANSFERABLE.

The rights of any Participant under the Plan, or any Participant's interest in any Stock or moneys to which he or she may be entitled under the Plan, shall not be transferable by voluntary or involuntary assignment or by operation of law, or in any other manner other than by beneficiary designation or the laws of descent and distribution. If a Participant in any manner attempts to transfer, assign or otherwise encumber his or her rights or interest under the Plan, other than by beneficiary designation or the laws of descent and distribution, then such act shall be treated as an election by the Participant to withdraw from the Plan under Section 5(a).

SECTION 10.       NO RIGHTS AS AN EMPLOYEE.

Nothing in the Plan or in any right granted under the Plan shall confer upon the Participant any right to continue in the employ of a Participating Company for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Participating Companies or of the Participant, which rights are hereby expressly reserved by each, to terminate his or her employment at any time and for any reason, with or without cause.

SECTION 11.       NO RIGHTS AS A SHAREHOLDER.

A Participant shall have no rights as a shareholder with respect to any shares of Stock that he or she may have a right to purchase under the Plan until such shares have been purchased on the last day of the applicable Accumulation Period.

SECTION 12.       SECURITIES LAW REQUIREMENTS.

Shares of Stock shall not be issued under the Plan unless the issuance and delivery of such shares comply with (or are exempt from) all applicable requirements of law, including (without limitation) the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, state securities laws and regulations, and the regulations of any stock exchange or other securities market on which the Company's securities may then be traded.

SECTION 13.       STOCK OFFERED UNDER THE PLAN.

     a. Authorized Shares. The aggregate number of shares of Stock available for purchase under the Plan shall be 200,000, subject to adjustment pursuant to this Section 13.

     b. Anti-Dilution Adjustments. The aggregate number of shares of Stock offered under the Plan and the price of shares that any Participant has elected to purchase shall be adjusted proportionately by the Committee for any increase or decrease in the number of outstanding shares of Stock resulting from a subdivision or consolidation of shares or the payment of a stock dividend, any other increase or decrease in such shares effected without receipt or payment of consideration by the Company, the distribution of the shares of a Subsidiary to the Company's shareholders or a similar event.

     c.  Reorganizations. Any other provision of the Plan notwithstanding, five
         (5) days prior to the effective time of a Change in Control, the Offering Period and Accumulation Period then in progress shall terminate and shares shall be purchased pursuant to Section 7. In the event of a merger or consolidation to which the Company is a constituent corporation and which does not constitute a Change in Control, the Plan shall continue unless the plan of merger or consolidation provides otherwise. The Plan shall in no event be construed to restrict in any way the Company's right to undertake a dissolution, liquidation, merger, consolidation or other reorganization.

SECTION 14.       AMENDMENT OR DISCONTINUANCE.

The Board shall have the right to amend, suspend or terminate the Plan at any time and without notice. Except as provided in Section 13, any increase in the aggregate number of shares of Stock to be issued under the Plan shall be subject to approval by a vote of the shareholders of the Company. In addition, any other amendment of the Plan shall be subject to approval by a vote of the shareholders of the Company to the extent required by applicable law or regulation. The right to purchase Stock granted herein is granted voluntarily by the Company and can be revoked at any time.

SECTION 15.       DEFINITIONS.

     a. "Accumulation Period" means a six-month period during which contributions may be made toward the purchase of Stock under the Plan, as determined pursuant to Section 3(b).

     b. "Board" means the Board of Directors of the Company, as constituted from time to time.

     c.  "Change in Control" means:

         i. The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if more than 50% of the combined voting power of the continuing or surviving entity's securities outstanding immediately after such merger, consolidation or other reorganization is owned by persons who were not shareholders of the Company immediately prior to such merger, consolidation or other reorganization;

         ii. The sale, transfer or other disposition of all or substantially all of the Company's assets; or

         iii. Any transaction as a result of which any person is the "beneficial owner" (as defined in Rule 13d- 3 under the Exchange Act), directly or indirectly, of securities of the Company representing at least 50% of the total voting power represented by the Company's then outstanding voting securities. For purposes of this Paragraph (iii), the term "person" shall have the same meaning as when used in sections 13(d) and 14(d) of the Exchange Act but shall exclude (i) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or of a parent or Subsidiary and (ii) a corporation owned directly or indirectly by the shareholders of the Company in substantially the same proportions as their ownership of the Stock of the Company.

A transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company's incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company's securities immediately before such transaction.

     d. "Code" means the Internal Revenue Code of 1986, as amended.

     e. "Committee" means a committee of the Board, as described in Section 2.

     f. "Company" means Big Buck Brewery & Steakhouse, Inc., a Michigan corporation.

     g. "Compensation" means (i) the total taxable compensation paid to a Participant by a Participating Company during a calendar year as reported on the Participant's form W-2, including salaries, wages, bonuses, incentive compensation, commissions, overtime pay and shift premiums, plus (ii) any pre-tax contributions made by the Participant under sections 401(k) or 125 of the Code. Notwithstanding the foregoing, "Compensation" shall exclude all non-cash items, moving or relocation allowances, cost-of- living equalization payments, car allowances, tuition reimbursements, imputed income attributable to cars or life insurance, severance pay, fringe benefits, contributions or benefits received under employee benefit plans, income attributable to the exercise of stock options, and similar items. The Committee shall determine whether a particular item is included in Compensation.

     h. "Eligible Employee" means any employee of a Participating Company whose customary employment is for more than five months per calendar year and for more than 20 hours per week.

The foregoing notwithstanding, an individual shall not be considered an Eligible Employee if he or she works in a job classification covered by a collective bargaining agreement and the parties to that agreement have bargained in good faith about stock purchase benefits and the bargaining agreement does not provide for participation in this Plan.

     i. "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     j. "Fair Market Value" means the market price of Stock, determined by the Committee as follows:

         i. If stock was traded over-the-counter on the date in question but was not traded on the Nasdaq National Market or the Nasdaq SmallCap Market, then the Fair Market Value shall be equal to the mean between the last reported representative bid and ask prices quoted for such date by the principal automated inter-dealer quotation system on which Stock is quoted or, if the Stock is not quoted on any such system, by the "Pink Sheets" published by the National Quotation Bureau, Inc.;

         ii. If Stock was traded over-the-counter on the date in question and was traded on the Nasdaq National Market or the Nasdaq SmallCap Market, then the Fair Market Value shall be equal to the last-transaction price quoted for such date by the Nasdaq National Market or the Nasdaq SmallCap Market;

         iii. If the Stock was traded on a stock exchange on the date in question, then the Fair Market Value shall be equal to the closing price reported by the applicable composite transactions report for such date; and

         iv. If none of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate.

Whenever possible, the determination of Fair Market Value by the Committee shall be based on the prices reported in The Wall Street Journal or as reported by Nasdaq or a comparable exchange. Such determination shall be conclusive and binding on all persons.

     k. "Offering Period" means an 18-month period with respect to which the right to purchase Stock may be granted under the Plan, as determined pursuant to Section 3(a).

     l. "Participant" means an Eligible Employee who elects to participate in the Plan, as provided in Section 3(c).

     m. "Participating Company" means (i) the Company and (ii) each present or future Subsidiary designated by the Committee as a Participating Company.

     n. "Plan" means this Big Buck Brewery & Steakhouse, Inc. 1999 Employee Stock Purchase Plan, as it may be amended from time to time.

     o. "Plan Account" means the account established for each Participant pursuant to Section 7(a).

     p. "Purchase Price" means the price at which Participants may purchase Stock under the Plan, as determined pursuant to Section 7(b).

     q. "Stock" means the Common Stock of the Company.

     r. "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

SECTION 16.       GOVERNING LAW.

The Plan shall be construed consistent with and governed by the laws of the State of Michigan and the laws of the United States.

SECTION 17.       EXECUTION.

To record the adoption of the Plan as of October 18, 1999, the Company has caused its authorized officer to execute the same.

                                  BIG BUCK BREWERY & STEAKHOUSE, INC.


                                  By:  /s/ William F. Rolinski
                                     -------------------------------------------
                                           William F. Rolinski
                                           President and Chief Executive Officer

                                             BIG BUCK BREWERY & STEAKHOUSE, INC.














BIG BUCK BREWERY & STEAKHOUSE, INC.
550 South Wisconsin Street
Gaylord, Michigan 49735                                                   proxy
--------------------------------------------------------------------------------


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned shareholder of Big Buck Brewery & Steakhouse, Inc., a Michigan corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated October 26, 1999, and hereby appoints William F. Rolinski and Anthony P. Dombrowski, or either of them, proxies and attorneys-in-fact, with full power to each of substitution and revocation, on behalf and in the name of the undersigned, to represent the undersigned at the 1999 Annual Meeting of Shareholders of Big Buck to be held at Big Buck Brewery & Steakhouse, 550 South Wisconsin Street, Gaylord, Michigan, on November 17, 1999, at 9:00 a.m. local time, or at any adjournment or postponement thereof, and to vote, as designated below, all shares of Common Stock of Big Buck which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below.

                       See reverse for voting instructions

                         -V-  Please detach here  -V-


1. To elect five directors for the ensuing year and until their successors shall be elected and duly qualified.

               01  William F. Rolinski            02  Gary J. Hewett
               03  Blair A. Murphy, D.O.          04  Henry T. Siwecki
               05  Casimer I. Zaremba

    FOR all nominees listed at          WITHHOLD AUTHORITY to
    left (except as marked to           vote for all nominees
    the contrary below)                 listed at left
[_]                                  [_]

(Instructions: To withhold authority    --------------------------------------
to vote for any indicated nominee,
write the number(s) of the nominee(s)   --------------------------------------
in the box provided to the right.)

2. To consider and vote upon adoption of Big Buck's 1999 Employee Stock Purchase Plan.

                        [_] For    [_] Against    [_] Abstain

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED ON THE PROXY BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2. ABSTENTIONS WILL BE COUNTED TOWARDS THE EXISTENCE OF A QUORUM.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

                                        Dated: _________________________, 1999

                                        --------------------------------------


                                        --------------------------------------
                                        Signature(s) in Box

                                        (If there are co-owners both must sign)

                                        Please sign exactly as name appears on
                                        this proxy. When shares are held by
                                        joint tenants, both should sign. If
                                        signing as attorney, executor,
                                        administrator, trustee or guardian,
                                        please give full title as such and, if
                                        not previously furnished, a certificate
                                        or other evidence of appointment should
                                        be furnished. If a corporation, please
                                        sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.